UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

_______________________________

Investment Company Act file number: 811-02021

Deutsche Securities Trust

(Exact name of registrant as specified in charter)

345 Park Avenue
New York, NY 10154

(Address of principal executive offices) (Zip code)

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 250-3220

Date of fiscal year end: 11/30

Date of reporting period: 2/28/2017

ITEM 1.	SCHEDULE OF INVESTMENTS

Investment Portfolio                                                   as of February 28, 2017 (Unaudited)

Deutsche MLP & Energy Infrastructure Fund

	Shares	Value ($)
Master Limited Partnerships 89.7%
Crude Oil & Refined Products 36.2%
Buckeye Partners LP	4,297	296,149
Fairway Energy LP (Units), 144A*	10,000	97,844
Magellan Midstream Partners LP	3,883	300,971
MPLX LP	12,471	464,046
Phillips 66 Partners LP	3,109	172,954
Shell Midstream Partners LP	6,345	207,862
Sunoco Logistics Partners LP	18,631	471,923
Tesoro Logistics LP	2,663	149,954
Valero Energy Partners LP	4,858	237,848
		2,399,551
Diversified Midstream 30.3%
Enbridge Energy Partners LP	30,340	549,154
Energy Transfer Partners LP	8,995	340,101
Enterprise Products Partners LP	20,605	577,558
Plains All American Pipeline LP	8,831	283,299
Williams Partners LP	6,337	255,381
		2,005,493
Fee-based Gathering & Processing 14.0%
Antero Midstream Partners LP	8,900	305,270
PennTex Midstream Partners LP	21,041	336,446
Western Gas Partners LP	4,550	282,873
		924,589
Natural Gas Pipelines & Storage 9.2%
Dominion Midstream Partners LP	10,394	321,694
EQT Midstream Partners LP	1,710	134,782
Spectra Energy Partners LP	3,408	152,440
		608,916
Total Master Limited Partnerships (Cost $5,566,197)		5,938,549
Common Stocks 11.3%
Diversified Midstream 7.0%
Kinder Morgan, Inc.	10,793	229,999
Veresen, Inc.	22,897	233,073
		463,072
Natural Gas Pipelines & Storage 4.3%
Cheniere Energy, Inc.*	5,906	283,783
Total Common Stocks (Cost $682,835)		746,855
Cash Equivalents 1.6%
Deutsche Central Cash Management Government Fund, 0.56% (a) (Cost $107,213)	107,213	107,213
	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $6,356,245) †	102.6	6,792,617
Other Assets and Liabilities, Net	(2.6)	(172,572)
Net Assets	100.0	6,620,045

For information on the Fund's policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund's most recent semi-annual or annual financial statements.
*	Non-income producing security.
†	The cost for federal income tax purposes was $6,381,813. At February 28, 2017, net unrealized appreciation for all securities based on tax cost was $410,804. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $495,962 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $85,158.
(a)	Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of February 28, 2017 in valuing the Fund's investments.

Assets	Level 1	Level 2	Level 3	Total
Master Limited Partnerships (b)	$5,840,705	$—	$97,844	$5,938,549
Common Stocks (b)	746,855	—	—	746,855
Short-Term Investments	107,213	—	—	107,213
Total	$6,694,773	$—	$97,844	$6,792,617

There have been no transfers between fair value measurement levels during the period ended February28, 2017.
(b)	See Investment Portfolio for additional detailed categorizations.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:

Master Limited Partnership
Balance as of November 30, 2016	$90,391
Realized gains (loss)	—
Change in unrealized appreciation (depreciation)	7,453
Amortization premium/discount	—
Purchases	—
(Sales)	—
Transfers into Level 3	—
Transfers (out) of Level 3	—
Balance as of February 28, 2017	$97,844
Net change in unrealized appreciation (depreciation) from investments still held at February 28, 2017	$7,453

Quantitative Disclosure About Significant Unobservable Inputs

Asset Class	Fair Value at 2/28/2017	Valuation Technique	Unobservable Input
Master Limited Partnership: Crude Oil & Refined Products	$97,844	Market Approach	Last Traded Price Adjusted for Proxy

Qualitative Disclosure About Unobservable Inputs

Significant unobservable inputs developed by the Pricing Committee and used in the fair value measurement of the Fund's equity investments include the last traded price on the Exchange adjusted for proxy (the movement in a comparable securities index). A significant change between last traded price, adjusted for proxy, and the price of the security based on current trading on the securities exchange could result in a material change in the fair value measurement.

ITEM 2.	CONTROLS AND PROCEDURES

(a) The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 3.	EXHIBITS

Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche MLP & Energy Infrastructure Fund, a series of Deutsche Securities Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	April 20, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	April 20, 2017

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	April 20, 2017